Exhibit 99.2

McEwen Mining Inc. Announces Proposed Offering of $85 Million of Convertible Senior Notes

TORONTO, February 6, 2025 -- McEwen Mining Inc. (NYSE: MUX) (TSX: MUX) (the “Company”) today announced its intention to offer, subject to market conditions and other factors, $85 million aggregate principal amount of convertible senior notes due 2030 (the “Notes”) in a private placement to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). In connection with the offering, the Company expects to grant to the initial purchaser of the Notes an option to purchase, for settlement within a 13-day period from the date of initial issuance of the Notes, up to an additional $15 million aggregate principal amount of Notes.

The Notes will be senior, unsecured obligations of the Company. Interest on the Notes will be payable semi-annually in arrears. The Notes will be convertible into cash, the Company’s common stock, or a combination thereof, at the election of the Company. Final terms of the Notes, including the interest rate, the initial conversion rate, repurchase or redemption rights and other terms, will be determined at the time of pricing.

The Company intends to use the net proceeds from the offering (including any additional proceeds resulting from the exercise by the initial purchaser of its option to purchase the additional Notes) to pay the cost of capped call overlay, to repay approximately $20 million of the outstanding borrowings under the Company’s existing credit agreement, and the remainder for general corporate purposes.

In connection with the pricing of the Notes, the Company expects to enter into privately negotiated capped call transactions with certain financial institutions (the “Option Counterparties”). The capped call transactions will cover, subject to customary adjustments substantially similar to those applicable to the Notes, the number of shares of the Company’s common stock initially underlying the Notes. The capped call transactions are generally expected to reduce the potential dilution to the Company’s common stock upon any conversion of the Notes or, at the Company’s election (subject to certain conditions), offset any cash payments the Company is required to make in excess of the principal amount of converted Notes, as the case may be, with such reduction and/or offset subject to a cap. If the initial purchaser of the Notes exercises its option to purchase the additional Notes, the Company expects to use a portion of the proceeds from the sale of the additional Notes to enter into additional capped call transactions with the Option Counterparties.

In connection with establishing their initial hedges of the capped call transactions, the Company expects the Option Counterparties or their respective affiliates will enter into various derivative transactions with respect to the Company’s common stock and/or purchase shares of the Company’s common stock concurrently with or shortly after the pricing of the Notes, including with, or from, as the case may be, certain investors in the Notes. This activity could increase (or reduce the size of any decrease in) the market price of the Company’s common stock or the Notes at that time.

In addition, the Option Counterparties or their respective affiliates may modify their hedge positions by entering into or unwinding various derivatives with respect to the Company’s common stock and/or purchasing or selling shares of the Company’s common stock or other securities of the Company in secondary market transactions following the pricing of the Notes and prior to the maturity of the Notes (and are likely to do so during the relevant valuation period under the capped call transactions, which is scheduled to occur during a 45 day trading day period commencing on the 46th trading day prior to the maturity date of the Notes, or, to the extent the Company exercises the relevant election under the capped call transactions, following any repurchase, redemption or early conversion of the Notes). This activity could also cause or avoid an increase or a decrease in the market price of the Company’s common stock or the Notes, which could affect the ability of noteholders to convert the Notes, and, to the extent the activity occurs during any observation period related to a conversion of the Notes, it could affect the number of shares of common stock, if any, and value of the consideration that noteholders will receive upon conversion of the Notes.

The Notes will be offered only to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A promulgated under the Securities Act by means of a private offering memorandum. The offer and sale of the Notes and any shares of the Company’s common stock issuable upon conversion of the Notes have not been and will not be registered under the Securities Act or the securities laws of any other jurisdiction and, unless so registered, such Notes and shares may not be offered or sold in the United States except pursuant to an applicable exemption from such registration requirements. This press release does not constitute an offer to sell or the solicitation of an offer to buy securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale is unlawful.

The Company is an “Eligible Interlisted Issuer” as such term is defined in the TSX Company Manual. As an Eligible Interlisted Issuer, the Company has relied on an exemption pursuant to Section 602.1 of the TSX  Company Manual, the effect of which is that the Company was not required to comply with certain requirements relating to the issuance of securities in connection with the transaction.

CAUTION CONCERNING FORWARD-LOOKING STATEMENTS

This news release contains certain forward-looking statements and information, including "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements and information expressed, as of the date of this news release, are the Company’s estimates, forecasts, projections, expectations, or beliefs as to future events and results. These forward-looking statements include statements regarding the anticipated terms of the Notes being offered, the completion, timing and size of the proposed offering, the intended use of net proceeds from the offering, and the anticipated terms of, and the effects of entering into, the capped call transactions described above and the actions of the Option Counterparties and their respective affiliates. Forward-looking statements and information are necessarily based upon a number of estimates and assumptions that, while considered reasonable by management, are inherently subject to significant business, economic, and competitive uncertainties, risks, and contingencies, and there can be no assurance that such statements and information will prove to be accurate. Therefore, actual results and future events could differ materially from those anticipated in such statements and information. Among the important factors that the Company thinks could cause its actual results to differ materially from those expressed in or contemplated by the forward-looking statements include risks related to or associated with whether the Company will consummate the offering on the expected terms, or at all, whether the Company will enter into the capped call transactions, the terms thereof and whether the capped call transactions become effective, market conditions, including market interest rates, the trading price and volatility of the Company’s common shares and risks relating to the Company’s business, including those described in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31st, 2023 and in the Company’s subsequent filings under the Securities Exchange Act of 1934, as amended. All forward-looking statements and information made in this news release are qualified by this cautionary statement.

The NYSE and TSX have not reviewed and do not accept responsibility for the adequacy or accuracy of the contents of this news release, which has been prepared by the management of McEwen Mining Inc.

CONTACT INFORMATION
150 King Street West
Suite 2800, PO Box 24
Toronto, ON, Canada
M5H 1J9

RELATIONSHIP WITH INVESTORS:
(866)-441-0690 - Toll free line
(647)-258-0395
Mihaela Iancu ext. 320
info@mcewenmining.com